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FORM F-9

Exhibit 2.1

UNDERWRITING AGREEMENT BASIC PROVISIONS

                                , 200

        From time to time Petro-Canada, a corporation organized under the laws of Canada ("Parent") and PC Financial Partnership, a Delaware partnership ("PCF"), may enter into one or more terms agreements (each a "Terms Agreement" and, together with the provisions hereof incorporated therein by reference, an "Underwriting Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine and, subject to the terms and conditions stated or provided for herein and therein, to issue and sell to the firms named as underwriters in the applicable Underwriting Agreement (such firms constituting the "Underwriters" with respect to such Underwriting Agreement and the securities specified therein) up to US$1,000,000,000 aggregate principal amount of debt securities (the "Debt Securities"). The Debt Securities may be issued in one or more series: (1) by Parent, or (2) by PCF. The name of the issuer (the "Issuer") will be specified in Schedule II to the applicable Terms Agreement. Any Debt Securities issued by PCF will be fully and unconditionally guaranteed (the "Guarantee") as to payment of principal, premium, if any, and interest by Parent (in its capacity as guarantor, the "Guarantor"). The Debt Securities and the Guarantee are collectively referred to herein as the "Securities," and will be specified in Schedule II to the applicable Terms Agreement (such specified Securities constituting the "Underwritten Securities" with respect to such Terms Agreement). References to "Guarantee" and the "Guarantor" are not applicable in the case of Debt Securities issued by Parent and the provisions of this Agreement shall be deemed to be modified accordingly. The standard provisions set forth herein shall be incorporated by reference in any Underwriting Agreement and each reference herein to the Underwriting Agreement shall refer to the Underwriting Agreement with respect to a particular issuance and sale of Underwritten Securities.

        The terms and rights of any particular issuance of Securities shall be as specified in the Underwriting Agreement and in or pursuant to the indenture (the "Indenture"), to be dated on or about                        , 200            , between Parent, PCF and The Bank of New York, as trustee (the "Trustee").

        Particular sales of Underwritten Securities may be made from time to time to the Underwriters of such Underwritten Securities, for whom the firms designated as representatives of the Underwriters of such Underwritten Securities in the Underwriting Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. The obligation of the Issuer to issue and sell any of the Underwritten Securities and the obligation of any of the Underwriters to purchase any of the Underwritten Securities shall be evidenced by the Underwriting Agreement with respect to the Underwritten Securities specified therein. Each Underwriting Agreement shall specify the aggregate principal amount of such Underwritten Securities, the initial public offering price of such Underwritten Securities, the purchase price to the Underwriters of such Underwritten Securities, the interest rate payable, the names of the Underwriters of such Underwritten Securities, the names of the Representatives of such Underwriters and the principal amount of such Underwritten Securities to be purchased by each Underwriter, and shall set forth the date, time and manner of delivery of such Underwritten Securities and payment therefor. An Underwriting Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of facsimile communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under an Underwriting Agreement shall be several and not joint.

        1.    Representations and Warranties.    Each of Parent and PCF, represents and warrants to, and agrees with, each Underwriter that, as of the date of each Underwriting Agreement and as of the applicable Closing Date (as defined in Section 3):

        (a)   Parent meets the requirements for the use of the rules and procedures established under National Instrument No. 44-102 for the distribution of securities on a continuous or delayed basis (the "Shelf Procedures") and to file a short form prospectus with the Alberta Securities Commission (the "Reviewing Authority") under the securities laws, rules, regulations, published policy statements, blanket orders and notices applicable in the Province of Alberta ("Alberta Securities Laws"); a preliminary short form shelf prospectus and a short form shelf prospectus have been filed with the Reviewing Authority; a receipt has been obtained from the Reviewing Authority in respect of such short form shelf prospectus and any amendment thereto; no order suspending the distribution of the Securities has been issued by the Reviewing Authority and no proceeding for that purpose has been initiated or threatened by the Reviewing Authority (the final short form shelf prospectus, as most recently amended, if applicable, filed with the Reviewing Authority for which a receipt has been obtained, being hereinafter called the "Canadian Prospectus"; and any reference to the Canadian Prospectus as amended or supplemented herein shall be deemed to refer to the Canadian Prospectus as amended or supplemented in relation to the applicable Underwritten Securities, in the form in which it is filed with the Reviewing Authority pursuant to the Shelf Procedures and Alberta Securities Laws in accordance with Section 4(a) hereof including any documents incorporated by reference therein as of the date of such filing); Parent is a "reporting issuer" not in default under Alberta Securities Laws.

        (b)   Parent and PCF are eligible to use Form F-9 and Form F-3, respectively, under the Securities Act of 1933, as amended (the "Act"), have filed a combined registration statement on Form F-9 and Form F-3 (File No. 333-120030) in respect of the Securities (including the Underwritten Securities) and an appointment of agent for service of process of Parent on Form F-X (the "Form F-X") in conjunction with the filing of such registration statement with the United States Securities and Exchange Commission (the "Commission") and have caused the Trustee to prepare and file with the Commission a Statement of Eligibility and Qualification on Form T-1 (the "Form T-1"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, including exhibits to such registration statement and any documents incorporated by reference in the prospectus contained therein, delivered or to be delivered to the Representatives for delivery by them to each of the other Underwriters, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission and no other document incorporated by reference in the prospectus contained therein has heretofore been filed with the Reviewing Authority, except for any documents filed with the Commission or the Reviewing Authority subsequent to the date of such effectiveness in the form heretofore delivered to the Representatives for delivery by them to each of the other Underwriters; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to Parent's knowledge, threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission in accordance with the rules and regulations of the Commission under the Act or filed with the Reviewing Authority, is hereinafter called a "Preliminary Prospectus"; the various parts of such registration statement, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding the Form T-1, each as amended at the time such part of the registration statement became effective and including any post effective amendment thereto, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date and time the Underwriting Agreement is executed and delivered (the "Execution Time"), being hereinafter called the "U.S. Prospectus"; any reference herein to any Preliminary Prospectus, the Canadian Prospectus or the U.S. Prospectus shall be deemed to refer to and include the documents incorporated by reference therein as of the date of such Preliminary Prospectus, Canadian Prospectus or U.S. Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus, Canadian Prospectus or the U.S. Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus, Canadian Prospectus or U.S. Prospectus, as the case may be, under Alberta Securities Laws or the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, and incorporated by reference in such Preliminary Prospectus, Canadian Prospectus or U.S. Prospectus, as the case may be; and any reference to the U.S. Prospectus as amended or supplemented shall be deemed to refer to the U.S. Prospectus as amended or supplemented in relation to the applicable Underwritten Securities in the form in which it is filed with the Commission pursuant to General Instruction II.K. of Form F-9 and Rule 424(b) under the Act in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing).

        (c)   The documents incorporated by reference in the Canadian Prospectus (the "Canadian Documents"), when they were filed with the Reviewing Authority, conformed in all material respects to the requirements of Alberta Securities Laws, the documents included or incorporated by reference in the Registration Statement and the U.S. Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to any applicable requirements of the Act or the Exchange Act and the rules and regulations of the Commission thereunder and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Canadian Prospectus and the U.S. Prospectus or any amendment or supplement thereto, when such documents are filed with the Reviewing Authority or the Commission, will conform in all material respects to the requirements of Alberta Securities Laws, the Act or the Exchange Act, as applicable; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer or the Guarantor by or on behalf of any Underwriter of Underwritten Securities through the Representatives expressly for inclusion in the Registration Statement, the Canadian Prospectus or the U.S. Prospectus, in each case as amended or supplemented.

        (d)   On the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) (the "Effective Date"), the Registration Statement did, and on the date it is first filed and on the Closing Date (as defined in Section 3 hereof) the U.S. Prospectus will conform in all material respects with the Canadian Prospectus (with such deletions therefrom and additions thereto as are permitted or required by Form F-9 and the applicable rules and regulations of the Commission thereunder), and with the Act and the United States Trust Indenture Act of 1939, as amended and the rules and regulations of the Commission promulgated thereunder (the "Trust Indenture Act"); on the date it was first filed, any Preliminary Prospectus did conform in all material respects with the applicable requirements of Alberta Securities Laws and the rules and regulations of the Reviewing Authority under the Alberta Securities Laws; on the date it was first filed, the Canadian Prospectus did, and on the Closing Date will, conform in all material respects with the applicable requirements of Alberta Securities Laws and the rules and regulations of the Reviewing Authority under the Alberta Securities Laws; the Registration Statement and any amendment thereto, as of their applicable effective dates did not and at the Execution Time, do not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Canadian Prospectus and the U.S. Prospectus, and in each case any amendment or supplement thereto, did not as of their applicable filing dates and will not as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Issuer or the Guarantor by or on behalf of any Underwriter of Underwritten Securities through the Representatives expressly for inclusion in the Registration Statement, the Canadian Prospectus or the U.S. Prospectus, in each case as amended or supplemented.

        (e)   Parent has been duly incorporated and is a validly subsisting corporation under the federal laws of Canada, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, and is duly registered to do business as an extra-provincial corporation or a foreign corporation and is in good standing under the laws of each such jurisdiction which requires such registration, except where the failure to be so registered or in good standing would not result in a Material Adverse Change (as hereinafter defined).

        (f)    PCF is a general partnership, duly formed under the laws of the State of Delaware, with full partnership power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented.

        (g)   Each of Parent's significant subsidiaries, as defined by Rule 1-02 of Regulation S-X under the Act (collectively, the "Significant Subsidiaries" and, individually, a "Significant Subsidiary"), has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with full corporate power, or in the case of partnerships, appropriate power, and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, and is duly qualified or registered to do business as an extra-jurisdictional corporation or partnership or a foreign corporation or partnership and is in good standing under the laws of each jurisdiction which requires such qualification or registration, except where the failure to be so organized, qualified, registered or in good standing would not result in a Material Adverse Change (as hereinafter defined). For greater certainty, any reference to "subsidiary" of Parent includes all direct and indirect subsidiaries of Parent and the term "subsidiary" includes partnerships and other equity interests unless otherwise indicated. The subsidiaries listed on Annex II attached hereto are the only Significant Subsidiaries of Parent and there are no other subsidiaries material to the condition (financial or otherwise), prospects, earnings, business or properties of Parent and its subsidiaries, taken as a whole.

        (h)   Parent has an authorized capitalization as set forth in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, and all of the issued shares of Parent have been duly and validly authorized and issued and are fully paid and non-assessable; and all the outstanding shares, or other ownership interests, of each Significant Subsidiary of Parent have been duly and validly authorized and issued and are fully paid and non-assessable, as applicable, and, except as otherwise set forth in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, all outstanding shares, or other ownership interests, of the Significant Subsidiaries are owned by Parent either directly or through wholly owned subsidiaries free and clear of any perfected security interest or any other security interests, claims, liens or encumbrances.

        (i)    There is no contract, agreement or other document required to be described in the Canadian Prospectus or the U.S. Prospectus or to be filed as an exhibit to the Registration Statement which is not described or filed as required; and the statements in the Canadian Prospectus and the U.S. Prospectus under the headings "Certain Income Tax Consequences", "Description of the Notes" and "Description of Debt Securities" insofar as such statements describe the provisions of the laws and documents described therein, are accurate and fair summaries of such laws and documents in all material respects. Additionally, there are no reports or information that in accordance with the requirements of the Reviewing Authority must be made publicly available in connection with the offering of the Securities that have not been made publicly available as required; there are no documents, other than the prospectus supplement relating to the Underwritten Securities required to be filed with the Reviewing Authority in connection with the Canadian Prospectus that have not been filed as required.

        (j)    The Issuer and the Guarantor have full corporate power or partnership power, as applicable, and authority to execute, deliver and perform their obligations under each of the Underwriting Agreement and the Indenture, and each of the Underwriting Agreement and the Indenture has been duly authorized, executed and delivered by the Issuer and the Guarantor and constitutes a valid and binding obligation of the Issuer and the Guarantor, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and except as to any rights of indemnification and contribution thereunder which may be limited by principles of public policy or federal or state securities laws relating thereto.

        (k)   Since the respective dates as of which information is given in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, other than as disclosed in each of the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, (i) there has not occurred any material adverse change or any development involving a prospective material adverse change, singly or in the aggregate, in the condition (financial or otherwise), prospects, earnings, business, or properties of the Issuer, the Guarantor and their subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business (a "Material Adverse Change"), (ii) there has not been any Material Adverse Change in the share capital or in the long-term debt of the Issuer, the Guarantor or any of their subsidiaries and (iii) neither the Issuer, the Guarantor nor any of their subsidiaries has incurred any liability or obligation, direct or contingent, which liability or obligation, singly or in the aggregate could result in a Material Adverse Change.

        (l)    Neither the Issuer nor the Guarantor is and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Canadian Prospectus and the U.S. Prospectus, will be required to be registered as an "investment company" as defined in the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

        (m)  Except as disclosed in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein or in connection with the Indenture except such as have been obtained under Alberta Securities Laws, the Canada Business Corporations Act (the "CBCA") and the Act and such as may be required under the "blue sky" laws of any jurisdiction in connection with the purchase and distribution of the Underwritten Securities by the Underwriters in the manner contemplated herein and in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented.

        (n)   Neither the issue and sale of the Underwritten Securities nor the consummation of any other of the transactions herein contemplated, including, without limitation, the execution and delivery of the Underwriting Agreement and the Indenture, nor the fulfillment of the terms hereof and thereof, will conflict with, or result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Issuer, the Guarantor or any of their subsidiaries pursuant to, (i) the constating documents or bylaws, as applicable, of the Issuer, the Guarantor or any of their subsidiaries or, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Issuer, the Guarantor or any of their subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Issuer, the Guarantor or any of their subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Issuer, the Guarantor or any of their subsidiaries, as applicable, or any of their properties, except, in the case of (ii) or (iii) above, such violation or default which would not result in a Material Adverse Change or have a material adverse effect on the performance of the Underwriting Agreement or the Indenture or the consummation of any of the transactions contemplated hereby.

        (o)   The consolidated historical financial statements of Parent incorporated by reference in the Registration Statement, the Canadian Prospectus and the U.S. Prospectus present fairly in all material respects the financial position, results of operations and cash flows of Parent, as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of Alberta Securities Laws and have been prepared in conformity with Canadian generally accepted accounting principles and have been reconciled to U.S. generally accepted accounting principles in accordance with the provisions of Form 20-F under the Exchange Act, in each case applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Financial and Operating Information" in the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented, fairly present, on the basis stated under the caption "Selected Financial and Operating Information" in the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented, the information included therein.

        (p)   Except as disclosed in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer, the Guarantor or any of their subsidiaries or their property is pending or, to the knowledge of the Issuer or the Guarantor, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of the Underwriting Agreement or the Indenture or the consummation of any of the transactions contemplated hereby or (ii) could reasonably be expected to result in a Material Adverse Change.

        (q)   Each of the Issuer, the Guarantor and their subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted, except (i) as disclosed in each of the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, or (ii) as would not result in a Material Adverse Change.

        (r)   Except as disclosed in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, none of the Issuer, the Guarantor or any of their subsidiaries is in violation or default of (i) any provision of its constating documents or by-laws, as applicable, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Issuer, the Guarantor or such subsidiary, as applicable, or any of its properties, as applicable, which violation or default would, in the case of clauses (ii) and (iii) above, either individually or in the aggregate with all other violations and defaults referred to in this paragraph (if any), result in a Material Adverse Change.

        (s)   Deloitte & Touche LLP, Chartered Accountants, which has audited certain financial statements of Parent and its consolidated subsidiaries and delivered their report with respect to such audited consolidated financial statements for the fiscal year ended December 31, 2003 incorporated by reference in the Canadian Prospectus and the U.S. Prospectus, are independent with respect to Parent within the meaning of the CBCA and Alberta Securities Laws, and are independent public accountants with respect to Parent within the meaning of the Act and the applicable rules and regulations thereunder.

        (t)    Except as disclosed in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, Parent has filed all foreign, federal, provincial, state, municipal and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not result in a Material Adverse Change); except as disclosed in each of the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, Parent has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not result in a Material Adverse Change.

        (u)   Except as disclosed in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, no Significant Subsidiary of Parent is currently prohibited, directly or indirectly, from paying any dividends to Parent, from making any other distribution on such subsidiary's capital stock, from repaying to Parent any loans or advances to such subsidiary from Parent.

        (v)   Except as disclosed in the Canadian Prospectus and the U.S. Prospectus, each of the Issuer, the Guarantor, and their subsidiaries (i) is in compliance with all laws and regulations relating to the conduct of its business as conducted as of the date hereof and (ii) possess all licenses, certificates, permits and other authorizations issued by the appropriate foreign, federal, provincial, state, municipal or local regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such license, certificate, permit or authorization would not result in a Material Adverse Change, and none of the Issuer, the Guarantor or any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Change.

        (w)  Except as disclosed in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, the Issuer, the Guarantor and their subsidiaries are (i) in compliance with any and all applicable foreign, federal, provincial, state, municipal and local laws and regulations relating to the protection of human health and safety or the environment ("Environmental Laws") (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except, in each case, where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not result in a Material Adverse Change.

        (x)   The Debt Securities have been duly authorized, and, when Underwritten Securities are issued and delivered pursuant to the Underwriting Agreement with respect to such Underwritten Securities, such Debt Securities will have been duly executed, authenticated, issued and delivered, as applicable, and, upon payment for the Underwritten Securities by the Representatives to the Issuer, will constitute valid and legally binding obligations of the Issuer and the Guarantor as applicable entitled to the benefits provided by the Indenture; the Guarantees, if any, in respect of the Underwritten Securities have been duly authorized and upon due issuance, authentication and delivery of the related Debt Securities and the endorsement of the Guarantee thereon, will have been duly executed, endorsed and delivered and will constitute valid and legally binding obligations of the Guarantor entitled to the benefits of the Indenture; the Indenture, which is substantially in the form filed as an exhibit to the Registration Statement, has been duly authorized by Parent and PCF and, on the Closing Date, will have been validly executed and delivered by Parent and PCF and when validly executed and delivered by Parent and PCF (assuming the due authorization, execution and delivery by the Trustee) will constitute a valid and legally binding instrument, enforceable against Parent and PCF in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyances or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law) and to the provisions of the Currency Act (Canada) or to the usury provisions of the Criminal Code (Canada); no registration, filing or recording of the Indenture under the laws of Canada or any province thereof is necessary in order to preserve or protect the validity or enforceability of each of the Indenture or the Securities issued thereunder; and the Indenture conforms, and the Underwritten Securities will conform, in all material respects to the descriptions thereof contained in the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented, with respect to such Underwritten Securities. The executed Indenture will be substantially the same as the form of Indenture.

        (y)   The Issuer, the Guarantor and their subsidiaries have good and marketable title to all real property (excluding oil and gas properties and oil and gas mineral rights) and good title to all personal property owned by them which is material to the business of the Issuer, the Guarantor and their subsidiaries, considered as one enterprise, in each case free and clear of all liens, encumbrances and defects, except (i) such as disclosed in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, or (ii) such as are not material in amount or do not interfere with the use made and proposed to be made of such property by the Issuer, the Guarantor and their subsidiaries; and any material real property and buildings held under lease by the Issuer, the Guarantor and their subsidiaries, considered as one enterprise, are held by them under valid, subsisting and enforceable leases and do not interfere with the use made and proposed to be made of such property and buildings by the Issuer, the Guarantor and their subsidiaries, each as amended or supplemented, in each case except as disclosed in the Canadian Prospectus and the U.S. Prospectus, and in all such cases except where the failure to have such title or hold such leases would not result in a Material Adverse Change.

        (z)   Although it does not warrant title, neither the Issuer nor the Guarantor has reason to believe that the Issuer, the Guarantor or any of their subsidiaries does not have title to or the irrevocable right to produce and sell its petroleum, natural gas and related hydrocarbons (for the purposes of this clause, the forgoing are referred to as the "Interests"). The Interests are free and clear of adverse claims created by, through or under the Issuer or the Guarantor, except as disclosed in the Canadian Prospectus and the U.S. Prospectus, each as amended or supplemented, or those arising in the ordinary course of business, which are not immaterial in aggregate. To the knowledge of the Issuer and the Guarantor, the Issuer, the Guarantor and their subsidiaries hold their respective Interests under valid and subsisting leases, licenses, permits, concessions, concession agreements, contracts, subleases, reservations or other agreements.

        (aa) All interest and other distributions on the Securities paid to purchasers of the Securities who deal with the Issuer or the Guarantor at arm's length (within the meaning of the Income Tax Act (Canada), and who are neither residents of Canada nor deemed to be residents of Canada will not be subject to withholding or other taxes under the laws and regulations of Canada and are otherwise free and clear of any other tax, withholding or deduction in Canada without the necessity of obtaining any consent, approval, authorization, order, permit, license, filing, registration, clearance or qualification of, or with any statute, order, rule or regulation of any court or governmental agency or body or any arbitrator of any kind having jurisdiction over the Issuer, the Guarantor or any of their subsidiaries or any of their properties in Canada.

        (bb) To the knowledge of the Issuer or the Guarantor, neither the Issuer, the Guarantor, nor any of their Significant Subsidiaries have, directly or indirectly, (a) made or authorized any contribution, payment or gift of funds or property to any official, employee or agent of any governmental agency, authority or instrumentality of any jurisdiction or (b) made any contribution to any candidate for public office, in either case, where either the payment or the purpose of such contribution, payment or gift was, is, or would be prohibited under the U.S. Foreign Corrupt Practices Act of 1977, as amended, the Canada Corruption of Foreign Public Officials Act (Canada) or the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) or the rules and regulations promulgated thereunder, which in the aggregate would be reasonably expected to have a material adverse effect on the Issuer, the Guarantor and their Significant Subsidiaries.

        (cc) Neither the sale of the Securities by the Issuer under the Underwriting Agreement nor the use of proceeds thereof will cause any U.S. person participating in the offering of Securities, either as underwriter and/or purchasers of the Securities, to violate the regulations of the United States Treasury Department set forth under 31 CFR, Subtitle B, Chapter V, as amended, or any enabling legislation or executive order relating thereto (the "Sanctions Regulations").

        (dd) Any certificate signed by any officer or officers of the Issuer or the Guarantor and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Issuer or the Guarantor, as applicable, as to matters covered thereby, to each Underwriter.

        (ee) The information set forth or incorporated by reference in the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented, relating to the estimates by Parent of the proven oil and gas reserves as at the dates specified have been prepared by Parent and the reserve information has been prepared in accordance with engineering and evaluation principles and other criteria that Parent believes are reasonable and that are generally followed in the oil and gas industry in Canada by issuers under similar exemption decisions as that received by Parent pursuant to National Instrument 51-101 (Standards of Disclosure for Oil and Gas Activities).

        2.    Purchase and Sale.    The obligations of the Underwriters to purchase, and the Issuer to sell, the Underwritten Securities shall be evidenced by the Underwriting Agreement. Upon the execution of the Underwriting Agreement, and authorization by the Representatives of the release of the Underwritten Securities, the several Underwriters propose to offer such Underwritten Securities for sale upon the terms and conditions set forth in the Canadian Prospectus and the U.S. Prospectus in each case as amended or supplemented.

        3.    Delivery and Payment.    Delivery of and payment for the Underwritten Securities shall be made on the date and at the time specified in the Underwriting Agreement or at such time on such later date not more than five Business Days (as defined herein) after the foregoing date as the Representatives, the Issuer and the Guarantor shall agree, which date and time may be postponed by agreement between the Representatives, the Issuer and the Guarantor or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwritten Securities being herein called the "Closing Date"). Delivery of the Underwritten Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Issuer by wire transfer payable in same-day funds to an account specified by the Issuer. Delivery of the Underwritten Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct and agree with the Issuer and, if applicable, the Guarantor.

        4.    Agreements.    The Issuer and the Guarantor, jointly and severally, agree with the Representatives and the several Underwriters named in the Underwriting Agreement:

        (a)   Prior to the termination of each offering of Underwritten Securities, neither the Issuer nor the Guarantor will file any amendment or supplement to the Registration Statement, the Canadian Prospectus, the U.S. Prospectus or any Preliminary Prospectus unless Parent has furnished a copy of such amendment or supplement to the Representatives for their review prior to filing and will not file any such proposed amendment or supplement to which the Representatives reasonably object. Subject to the foregoing sentence and immediately following the execution of the Underwriting Agreement, the Issuer and the Guarantor will prepare the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented, setting forth the principal amount of Underwritten Securities covered thereby and the terms not otherwise specified in the Indenture pursuant to which the Underwritten Securities are being issued, the names of the Underwriters participating in the offering and the principal amount of Securities which each severally has agreed to purchase, the names of the Underwriters acting as comanagers in connection with the offering, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Issuer, the initial public offering price, the selling concession and reallowance, if any, in a form approved by the Representatives and shall file (i) such Canadian Prospectus, as amended or supplemented, with the Reviewing Authority in accordance with the Shelf Procedures not later than the Reviewing Authority's close of business on the second Business Day (as hereinafter defined) following the execution and delivery of the Underwriting Agreement relating to the Underwritten Securities and (ii) such U.S. Prospectus, as amended or supplemented, with the Commission pursuant to General Instruction II.K. of Form F-9 and Rule 424(b) under the Act not later than the Commission's close of business on the Business Day (as hereinafter defined) following the date of the filing thereof with the Reviewing Authority. The Issuer and the Guarantor will promptly file all reports required to be filed by the Issuer and the Guarantor with the Reviewing Authority pursuant to Alberta Securities Laws and the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Underwritten Securities, and during such same period will advise the Representatives, promptly after they receive notice thereof, of the time when any amendment to the Canadian Prospectus has been filed or receipted, when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the U.S. Prospectus or the Canadian Prospectus or any amended Canadian Prospectus or U.S. Prospectus has been filed with the Reviewing Authority or the Commission, of the issuance by the Reviewing Authority or the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Underwritten Securities, of the suspension of the qualification of such Underwritten Securities for offering or sale in any jurisdiction, of the initiation or, to the knowledge of the Issuer or the Guarantor, threatening of any proceeding for any such purpose, or of any request by the Reviewing Authority or the Commission for the amending or supplementing of the Registration Statement, the Canadian Prospectus or the U.S. Prospectus or for additional information relating to the Underwritten Securities; and the Issuer and the Guarantor will use their reasonable efforts to prevent the issuance of any such stop order or any such order preventing or suspending the use of any prospectus relating to the Underwritten Securities or the suspension of any such qualification and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Underwritten Securities or suspending any such qualification, to use its reasonable efforts to obtain the withdrawal of such order as soon as possible;

        (b)   If, at any time when a prospectus relating to the Underwritten Securities is required to be delivered under the Act, any event occurs as a result of which the Canadian Prospectus or the U.S. Prospectus, each as then supplemented, would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Canadian Prospectus or the U.S. Prospectus to comply with Alberta Securities Laws or the Act, or the respective rules thereunder, the Issuer or the Guarantor will (1) notify the Representatives of such event, (2) prepare and file with the Reviewing Authority and the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Canadian Prospectus and U.S. Prospectus to the Representatives in such quantities as they may reasonably request;

        (c)   As soon as practicable, but in any event not later than eighteen months after the Effective Date of the Registration Statement, the Issuer or the Guarantor will make generally available to its security holders an earnings statement or statements of Parent and its subsidiaries, prepared on a consolidated basis, which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act;

        (d)   The Issuer or the Guarantor will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and to the Representatives for delivery to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, as soon as reasonably practicable but in any event not later than 36 hours from the Execution Time, as many copies of the U.S. Prospectus, as amended or supplemented, as the Representatives may reasonably request. The Issuer and the Guarantor will pay the expenses of printing or other production of all documents relating to the offering;

        (e)   The Issuer and the Guarantor will arrange, if necessary, for the qualification of the Underwritten Securities for sale under the laws of such jurisdictions as the Representatives and the Issuer and the Guarantor shall agree and will maintain such qualifications in effect so long as required for the distribution of the Underwritten Securities and will pay any applicable fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Issuer or the Guarantor be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Underwritten Securities, in any jurisdiction where it is not now so subject;

        (f)    The Issuer and the Guarantor will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Issuer or the Guarantor) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any debt securities of the Issuer or the Guarantor (other than the Securities) or publicly announce an intention to effect any such transaction, until the day other than a Saturday, a Sunday or a day on which banking institutions are authorized or obligated by law or regulation to close in New York City ("Business Day") set forth in the Underwriting Agreement;

        (g)   The Issuer and the Guarantor will furnish to the Trustee of the Securities reports and other information in accordance with the requirements specified in Section 705 of the Indenture;

        (h)   The Issuer and the Guarantor agree to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto) and with the Review Authority of each Preliminary Prospectus, the Canadian Prospectus and U.S. Prospectus, and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, the Canadian Prospectus and U.S. Prospectus, and all amendments or supplements to any of them, as may, in each case, be reasonably requested by the Representatives for use in connection with the offering and sale of the Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (iv) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of counsel for the Underwriters relating to such registration and qualification) and the preparation and printing of any blue sky memorandum; (v) the transportation and other expenses in connection with presentations to prospective purchasers of the Securities; (vi) the fees and expenses of Parent's accountants and the fees and expenses of counsel (including local and special counsel) for Parent; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; (viii) any fees charged by securities rating services for rating the Securities; and (ix) all other costs and expenses of the Issuer and the Guarantor incident to the performance of their obligations hereunder;

        (i)    The Issuer and the Guarantor will use the net proceeds received by the Issuer from the sale of the Underwritten Securities pursuant to the Underwriting Agreement in the manner specified under the caption "Use of Proceeds" in the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented, in relation to the Underwritten Securities;

        (j)    Parent shall, for a period of two years from the date hereof, ensure that all reports filed with the Commission on Forms 40-F, 20-F and 6-K, as applicable, or such similar forms as may be designated by the Commission, annual information forms, management proxy circulars and such other documents as shall be furnished by Parent to its shareholders generally are either delivered to the Representatives or are (i) publicly available on EDGAR (Electronic Data Gathering, Analysis and Retrieval System) or an equivalent electronic database authorized by the Commission or (ii) are publicly available on SEDAR (System for Electronic Document Analysis and Retrieval); and

        (k)   Neither the Issuer nor the Guarantor nor any of their subsidiaries will take, directly or indirectly, any action that will result in a violation by any U.S. person participating in the offering of the Sanctions Regulations with respect to the sale of the Securities hereunder and the use of proceeds thereof. Without limiting the foregoing, neither the Issuer nor the Guarantor will use the proceeds of the sale of any Securities to fund any activities or business with any entity or individual with respect to which U.S. persons are prohibited from doing business under the Sanctions Regulations.

        5.    Conditions to the Obligations of the Underwriters.    The obligations of the Underwriters to purchase the Underwritten Securities pursuant to an Underwriting Agreement shall be subject, in the discretion of the Representatives acting reasonably, to the accuracy of the representations and warranties on the part of the Issuer and the Guarantor in or incorporated by reference in the Underwriting Agreement as of the Execution Time and the Closing Date, to the accuracy of the statements of the Issuer and the Guarantor made in any certificates pursuant to the provisions of this Section, to the performance by the Issuer and the Guarantor of their obligations hereunder and to the following additional conditions:

        (a)   (i) The Canadian Prospectus shall have been filed with the Reviewing Authority under the Shelf Procedures and (ii) the U.S. Prospectus shall have been filed with the Commission pursuant to General Instruction II.K. of Form F-9 and Rule 424(b) under the Act, in each case, within the applicable time period prescribed for such filing and in accordance with Section 4(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued by the Commission and no order preventing or suspending the use of any prospectus relating to the Securities shall have been issued by the Reviewing Authority and no proceeding for any such purpose shall have been initiated or, to the knowledge of the Issuer or the Guarantor, threatened by the Commission or the Reviewing Authority; and all requests for additional information on the part of the Reviewing Authority or the Commission shall have been complied with to the Representatives' reasonable satisfaction.

        (b)   Parent shall have requested and caused Torys LLP, U.S. counsel for the Issuer and the Guarantor, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

          (i)    The Issuer has been duly organized as a general partnership under the Delaware Revised Uniform Partnership Act with the power and authority to own property and to conduct its business as described in the U.S. Prospectus and to execute, deliver and perform its obligations under each of the Underwriting Agreement, the Underwritten Securities and the Indenture.*

*
Securities issued by PCF.

          (ii) Each of the Registration Statement and the U.S. Prospectus, as of their respective effective or issue dates, appears on its face to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations of the Commission under the Act (the "Rules and Regulations"), except for the financial statements, financial statement schedules and other financial data included or incorporated by reference in or omitted from either of them and the Form T-1, as to which such counsel need express no opinion; the Form F-X, as of its date, appears on its face to be appropriately responsive in all material respects to the requirements of the Act.

          (iii)  No consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority, which has not been obtained, taken or made (other than as required by any state securities laws, as to which such counsel need express no opinion) is required under any Applicable Law for the issuance or sale of the Underwritten Securities or the performance by the Issuer and the Guarantor of their respective obligations under the Underwriting Agreement and the Indenture. For purposes of this opinion, the term "Governmental Authority" means any executive, legislative, judicial, administrative or regulatory body of the State of New York or the United States of America. For purposes of this opinion, the term "Applicable Law" means those laws, rules and regulations of the United States of America and the State of New York, in each case which in such counsel's experience are normally applicable to the transactions of the type contemplated by the Underwriting Agreement.

          (iv)  The Indenture has been duly authorized, executed and delivered by PCF and, to the extent execution and delivery are governed by the laws of New York, has been duly executed and delivered by Parent. The Indenture is a valid and legally binding obligation of PCF and Parent, enforceable against PCF and Parent in accordance with its terms, except that the enforceability of the Indenture may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law), and the Indenture conforms in all material respects to the descriptions thereof contained in the U.S. Prospectus under the captions "Description of Debt Securities" and "Description of the Notes." The Indenture has been duly qualified under the Trust Indenture Act.

          (v)   [The Underwritten Securities have been duly authorized by the Issuer. The Underwritten Securities, when duly executed, issued and delivered, by the Issuer against payment as provided in the Underwriting Agreement, will constitute valid and legally binding obligations of the Issuer entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms, except that the enforceability of the Underwritten Securities may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).]* [The Underwritten Securities (to the extent execution, issuance and delivery are governed by the laws of New York), when duly executed, delivered and issued by the Issuer against payment as provided in the Underwriting Agreement, will constitute valid and legally binding obligations of the Issuer entitled to the benefits of the Indenture and enforceable against the Issuer in accordance with their terms, except that the enforceability of the Underwritten Securities may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).]** The Underwritten Securities, when issued and delivered, will conform in all material respects to the description contained in the U.S. Prospectus, under the captions "Description of Debt Securities" and "Description of the Notes."

**
Securities issued by Parent.

          (vi) [To the extent execution, issuance and delivery are governed by the laws of New York, when the Underwritten Securities are duly executed, issued and delivered by the Issuer against payment as provided in the Underwriting Agreement, the Guarantee will be a valid and binding obligation of the Guarantor, enforceable in accordance with its terms, except that enforceability may be subject to bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law). The Guarantee, when issued and delivered, will conform in all material respects to the description contained in the U.S. Prospectus, under the captions "Description of Debt Securities" and "Description of the Notes."]**

          (vii) [The Underwriting Agreement has been duly authorized, executed, issued and delivered by the Issuer and, to the extent execution and delivery are governed by the laws of New York, has been duly executed and delivered by the Guarantor.]* [The Underwriting Agreement, to the extent execution and delivery are governed by the laws of New York, has been duly executed and delivered by the Issuer.]**

          (viii) To such counsel's knowledge, except as disclosed in the U.S. Prospectus as amended or supplemented, there are no legal proceedings in the United States pending or overtly threatened against Parent or any of its subsidiaries which if determined adversely to Parent or any of its subsidiaries would result in a Material Adverse Change or would materially impair the Issuer's or the Guarantor's ability to perform its obligations under the Underwriting Agreement, the Underwritten Securities or the Indenture.

          (ix)  Neither the Issuer nor the Guarantor is nor, after giving effect to the offering and sale of the Underwritten Securities and the application of their proceeds as described in the U.S. Prospectus under the heading "Use of Proceeds," will be required to be registered as an investment company under the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

          (x)   The statements in the U.S. Prospectus under the caption "Certain Income Tax Information — Certain U.S. Federal Income Tax Considerations," to the extent that they constitute summaries of United States federal statutes, rules and regulations, or portions thereof, are accurate in all material respects. The statements in the U.S. Prospectus under the captions "Description of Debt Securities" and "Description of the Notes", insofar as such statements constitute summaries of the Securities and the Indenture, respectively, are accurate and fair summaries of the matters stated therein.

          (xi)  Under the laws of the State of New York relating to submission to jurisdiction, the Issuer and the Guarantor have, pursuant to Section 13 of the Underwriting Agreement Basic Provisions, and pursuant to Section 113 of the Indenture, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, State of New York, in any action arising out of or relating to the Underwriting Agreement or the transactions contemplated thereby or the Indenture, as the case may be, have validly and irrevocably waived any objection to the venue of a proceeding in any such court, and have validly and irrevocably appointed CT Corporation System as their authorized agent for the purpose described in the Underwriting Agreement and the Indenture; and service of process effected on such agent in the manner set forth therein will be effective to confer valid personal jurisdiction over each of the Issuer and the Guarantor. Such opinion is subject to the qualification that such counsel need express no opinion as to the enforceability of forum selection clauses in the federal courts.

          (xii) The issuance and sale of the Underwritten Securities by the Issuer and the Guarantor, the compliance by the Issuer and the Guarantor with all of the provisions of the Underwriting Agreement and the Indenture and the performance by the Issuer and the Guarantor of their obligations thereunder will not (i) breach or result in a default under any agreement, indenture or instrument listed on Schedule A to such counsel's opinion, or (ii) violate Applicable Law or any judgment, order or decree of any court or arbitrator in the United States known to such counsel, except where, in the case of (i) and (ii) above, the breach would not result in a Material Adverse Change.

        Such counsel shall state that, pursuant to the Rules and Regulations: the Registration Statement became effective under the Act on November    , 2004; the Form F-X of Parent and the Form T-1 of the Trustee were filed with the Commission prior to the effectiveness of the Registration Statement; the filing of the U.S. Prospectus as supplemented or amended pursuant to General Instruction II.K. of Form F-9 and Rule 424(b) under the Act was made in the manner and within the time period required by said General Instruction II.K and Rule 424(b); and to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or are overtly threatened by the Commission.

        In addition, such counsel shall state that they have participated in the preparation of the Registration Statement and the U.S. Prospectus and in conferences with officers and other representatives of the Issuer and the Guarantor, representatives of the independent auditors for Parent for fiscal years ending after December 31, 2001, and the Representatives of the Underwriters, at which the contents of the Registration Statement, the U.S. Prospectus and related matters were discussed and, although the limitations inherent in the independent verification of factual matters and the role of outside counsel are such that it has not undertaken to investigate or verify independently, and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the U.S. Prospectus, except for those referred to in paragraphs (iv), (v) and (x) above, on the basis of the foregoing, no facts have come to such counsel's attention that cause such counsel to believe that (a) at the time it became effective and as of the Execution Time, the Registration Statement (other than the financial statements and other financial data either contained in or omitted from the Registration Statement and the Form T-1 as to which such counsel need express no such belief and, with respect to reserves information included or incorporated by reference in the Registration Statement, such counsel may state that its belief is based solely upon its (i) participation in conferences with employees of Parent regarding the procedures used by Parent to prepare such reserves information, (ii) a review of reports of Parent regarding such reserves information, and (iii) a review of letters regarding such reserves information addressed to Parent by independent petroleum engineering consultants (in the case of (i), (ii) and (iii), without any independent investigation or verification of the content thereof by such counsel)) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) as of its date and as of the Closing Date, the U.S. Prospectus (other than the financial statements and other financial data either contained in or omitted from the U.S. Prospectus as to which such counsel need express no such belief and, with respect to reserves information included or incorporated by reference in the U.S. Prospectus, such counsel may state that its belief is based solely upon its (i) participation in conferences with employees of Parent regarding the procedures used by Parent to prepare such reserves information, (ii) a review of reports of Parent regarding such reserves information, and (iii) a review of letters regarding such reserves information addressed to Parent by independent petroleum engineering consultants (in the case of (i), (ii) and (iii), without any independent investigation or verification of the content thereof by such counsel)) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements in the U.S. Prospectus, in the light of the circumstances under which they were made, not misleading.

        In rendering such opinion, such counsel may rely (a) as to matters involving the application of laws of any jurisdiction other than the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (b) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of Parent and public officials. References to the U.S. Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

        (c)   Fraser Milner Casgrain LLP, Canadian counsel for the Issuer and the Guarantor, shall have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, with respect to the laws of the Province of Alberta and the federal laws of Canada applicable therein, to the effect that:

          (i)    The [Guarantor]* [Issuer]** has been duly organized as a body corporate under the CBCA and has not been discontinued under the CBCA and has not been dissolved, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Canadian Prospectus and the U.S. Prospectus, and is duly qualified as an extra-provincial corporation to transact business in each Canadian jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not reasonably be expected to result in a Material Adverse Change;

*
Securities issued by PCF.

**
Securities issued by Parent.

          (ii) the Agreement of Partnership of PC Financial Partnership has been duly authorized and, to the extent execution and delivery are matters governed by the laws of the Province of Alberta or the federal laws of Canada applicable therein, has been duly executed and delivered by 6179568 Canada Inc. and the [Guarantor]* [Issuer]**;

          (iii)  the authorized capital of the [Guarantor]* [Issuer]** consists of an unlimited number of common shares and Senior Preferred Shares and Junior Preferred Shares;

          (iv)  to such counsel's knowledge, other than as set forth in the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented, the [Guarantor]* [Issuer] ** and its subsidiaries (i) are in compliance with any and all applicable federal, provincial, local or municipal laws and regulations in Canada relating to the protection of human health and safety or the environment ("Canadian Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Canadian Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permits, license or approval, except where such noncompliance with Canadian Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not reasonably be expected to result in a Material Adverse Change;

          (v)   to such counsel's knowledge, other than as set forth in the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented, there are no legal or governmental proceedings in Canada pending to which the Issuer [and the Guarantor]* or any of its [their] subsidiaries is a party or of which any property of Issuer [and the Guarantor]* or any of its [their] subsidiaries is the subject which such counsel has reasonable cause to believe would result in a Material Adverse Change and, to such counsel's knowledge (without having made any special inquiries in this regard), no such proceedings are overtly threatened or contemplated by governmental authorities or threatened by others;

          (vi)  the Underwriting Agreement has been duly authorized and, to the extent execution and delivery are matters governed by the laws of the Province of Alberta or the federal laws of Canada applicable therein, executed and delivered by the [Guarantor]* [Issuer]**;

          (vii) the [Guarantees]* [Underwritten Securities]** have been duly authorized by the [Guarantor]* [Issuer]** and, assuming that the Underwritten Securities have been duly authenticated by the Trustee in the manner described in the Indenture and under New York law, the [Guarantees]* [Underwritten Securities]** have been, to the extent issuance, execution and delivery are matters governed by the laws of the Province of Alberta or the federal laws of Canada applicable therein, issued, executed and delivered by the [Guarantor]* [Issuer]**; the [Guarantees]* [Underwritten Securities]** are in the form contemplated by the Indenture and conform in all material respects to the description thereof in the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented;

          (viii) the Indenture has been duly authorized and, to the extent execution and delivery are matters governed by the laws of the Province of Alberta or the federal laws of Canada applicable therein, executed and delivered by the [Guarantor]* [Issuer]**; the Indenture conforms in all material respects to the description thereof in the Canadian Prospectus and the U.S. Prospectus;

          (ix)  the issue and sale of the [Guarantees]* [Underwritten Securities]** and the compliance by the [Guarantor]* [Issuer]** with all of the provisions of the [Guarantees]* [Underwritten Securities]**, the Indenture, the Underwriting Agreement and the consummation of the transactions therein contemplated (a) do not and will not conflict with or result in a breach or violation of provisions of the charter documents, by-laws or partnership agreement of the [Guarantor]* [Issuer]** or any Canadian Subsidiary, (b) to such counsel's knowledge (without having made any special inquiries in this regard) and assuming that the proceeds from the sale of the Underwritten Securities are used for the purposes described under the heading "Use of Proceeds" in the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented, relating to the offering of the Underwritten Securities, do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any properties or assets of the [Guarantor]* [Issuer]** or any of their subsidiaries, under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that is described or referred to in the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented, to which the [Guarantor]* [Issuer] ** or any of their subsidiaries is a party or by which the [Guarantor]* [Issuer]** or any of their subsidiaries is bound or to which any of the assets of the [Guarantor]* [Issuer]** or any of their subsidiaries is subject except where such default in this clause (b) would not result in a Material Adverse Change and (c) do not and will not conflict with or result in a breach or violation of any of the terms or provisions of any existing Canadian federal or Alberta provincial statute or regulation or, to such counsel's knowledge (without having made any special inquiries in this regard), any judgment, order or decree of any Canadian federal or Alberta provincial government, governmental, regulatory or administrative agency, authority, commission or instrumentality or court having jurisdiction over the [Guarantor]* [Issuer]** or any of their Canadian Subsidiaries or any of their properties or assets (each a "Governmental Authority");

          (x)   no consent, approval, authorization, order, registration or qualification of or with any Governmental Authority is required for the issue and sale of the Securities or the consummation by the [Guarantor]* [Issuer]** of the transactions contemplated by the Underwriting Agreement or the Indenture, except such as have been obtained under the CBCA and applicable Alberta Securities Laws;

          (xi)  the Canadian Prospectus and the U.S. Prospectus and each document incorporated by reference therein have been duly approved by the board of directors of the [Guarantor]* [Issuer] ** where necessary or appropriate under the CBCA and applicable Alberta Securities Laws and the Canadian Prospectus and the U.S. Prospectus has been duly executed on behalf of the [Guarantor]* [Issuer] ** in accordance with applicable Alberta Securities Laws;

          (xii) the documents incorporated by reference in the Canadian Prospectus and the U.S. Prospectus (other than the financial statements and related reports thereon or schedules and other financial or accounting data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion), as of their respective dates and the dates they were filed with the Reviewing Authority, appear on their face to be appropriately responsive in all material respects with the requirements of the applicable Alberta Securities Laws as interpreted and applied by the Reviewing Authority;

          (xiii) Parent has received appropriate receipts from the Reviewing Authority for the Canadian Prospectus and any amendments thereto filed under the applicable Alberta Securities Laws and to the best of such counsel's knowledge the Reviewing Authority has not revoked any such receipts and no other consent, approval, authorization, permit, license or filing with or order of any court or government agency or body or any arbitrator of Canada, or the Province of Alberta, is required in connection with the transactions contemplated herein; no order having the effect of ceasing or suspending the distribution of the Underwritten Securities has been issued by the Reviewing Authority and to the knowledge of such counsel, no proceedings for that purpose have been initiated or are pending or contemplated by the Reviewing Authority; the Canadian Prospectus (other than the financial statements and related reports thereon or schedules and other financial or accounting data included or incorporated by reference therein or omitted therefrom, as to which such counsel need express no opinion) appears on its face to be appropriately responsive in all material respects with the requirements of the applicable Alberta Securities Laws as interpreted and applied by the Reviewing Authority;

          (xiv) such counsel has participated in the preparation of the Canadian Prospectus and the U.S. Prospectus in connection with the offering of the Underwritten Securities and in conferences with officers and other representatives of the Issuer [and Guarantor]*, representatives of the independent auditors of the Issuer [and Guarantor]* for fiscal years ending after December 31, 2001, and the Representatives of the Underwriters, at which the contents of the Registration Statement, the Canadian Prospectus and the U.S. Prospectus and related matters were discussed. Although such counsel need assume no responsibility for, nor make any special inquiry or independent investigation in respect of, the accuracy, completeness or fairness of statements of fact contained in the Canadian Prospectus and the U.S. Prospectus (including, in each case, the documents incorporated by reference therein), except as expressly stated herein, on the basis of and relying upon the foregoing, such counsel confirms that no facts have come to their attention that have caused them to believe that the Canadian Prospectus and the U.S. Prospectus (other than the financial statements and other financial data either contained in or omitted from the Canadian Prospectus or the U.S. Prospectus, as to which such counsel need express no such belief and, with respect to reserves information included or incorporated by reference in the Canadian Prospectus or the U.S. Prospectus, such counsel may state that its belief is based solely upon its (i) participation in conferences with employees of Parent regarding the procedures used by Parent to prepare such reserves information, (ii) a review of reports of Parent regarding such reserves information, and (iii) a review of letters regarding such reserves information addressed to Parent by independent petroleum engineering consultants (in the case of (i), (ii) and (iii), without any independent investigation or verification of the content thereof by such counsel)), as of its date and at the Closing Date, contained or contain an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; for the purpose of this opinion "material fact" means when used in relation to securities issued or proposed to be issued a fact that significantly affects or would reasonably be expected to have a significant effect on the market price or value of the securities; and they do not know, without any special inquiry or independent investigation, of any documents of a character required to be incorporated by reference into the Canadian Prospectus and the U.S. Prospectus or required to be described in the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented, which are not incorporated by reference or described therein as required;

          (xv) the statements as to Canadian taxation set forth in the Canadian Prospectus relating to the offering of the Securities under the heading "Certain Income Tax Information — Certain Canadian Federal Income Tax Considerations" are correct;

          (xvi) a court of competent jurisdiction in the Province of Alberta (a "Canadian Court") would give effect to the choice of the law of the State of New York ("New York Law") as the proper law governing the Indenture, the Underwriting Agreement and the Securities, provided that such choice of law is bona fide (in the sense that it was not made with a view to avoiding the consequences of the laws of any other jurisdiction) and provided that such choice of law is not contrary to public policy, as that term is applied by a Canadian Court. Based on the facts of which such counsel is aware, in such counsel's opinion, there are no reasons under the laws of the Province of Alberta or the federal laws of Canada applicable therein for avoiding the choice of New York Law to govern the Indenture, the Underwriting Agreement and the Securities;

          (xvii) in an action on a final and conclusive judgment for a fixed sum of money of any federal or state court in the State of New York (a "New York Court") that is not impeachable as void or voidable under New York law, a Canadian Court (a) would not refuse to recognize the jurisdiction of the court rendering such judgment on the basis of process being served on CT Corporation System as the agent of the [Guarantor]* [Issuer] ** to receive service of process in the United States under the Indenture and the Underwriting Agreement or the Securities provided the [Guarantor]* [Issuer]** has not purported to revoke the appointment or CT Corporation System has not terminated the agency or otherwise rendered service on it ineffective and (b) would give effect to the provisions in the Indenture and the Underwriting Agreement whereby the [Guarantor]* [Issuer] ** submits to the non-exclusive jurisdiction of a New York Court;

          (xviii) if the Indenture, the Underwriting Agreement, or the Securities are sought to be enforced in the Province of Alberta in accordance with the laws applicable thereto as chosen by the parties, namely New York Law, a Canadian Court would, subject to paragraph (xv) above and to the extent specifically pleaded and proved as a fact by expert evidence, recognize the choice of New York Law and, upon appropriate evidence as to such law being adduced, apply such law to all issues that under the conflict of laws rules of the Province of Alberta are to be determined in accordance with the proper or general law of a contract, provided that none of the provisions of the Indenture, the Underwriting Agreement or the Securities, or of New York Law, are contrary to public policy as that term is applied by a Canadian Court; provided, however, that, in matters of procedure, the laws of the Province of Alberta will be applied, including the Limitations Act (Alberta), and a Canadian Court will retain discretion to decline to hear such action if it is contrary to public policy, as that term is applied by a Canadian Court, for it to do so, or if it is not the proper forum to hear such an action, or if concurrent proceedings are being brought elsewhere. Based on the facts of which such counsel is aware, in such counsel's opinion, there are no reasons under the laws of the Province of Alberta or the federal laws of Canada applicable therein and no reasons, to such counsel's knowledge, with respect to the application of New York Law by a Canadian Court, for avoiding enforcement of the Indenture, the Underwriting Agreement or the Securities, based on public policy, as that term is applied by a Canadian Court;

          (xix) the laws of the Province of Alberta and the federal laws of Canada applicable therein permit an action to be brought in a Canadian Court on a final and conclusive judgment in personam for a fixed sum of money of a New York Court that is subsisting and unsatisfied respecting the enforcement of the Indenture, the Underwriting Agreement or the Securities that is not impeachable as void or voidable under New York Law for a sum certain if: (a) such judgment was not obtained by fraud or in a manner contrary to natural justice and the enforcement thereof would not be inconsistent with public policy as such term is applied by a Canadian Court, or contrary to any order made by the Attorney General of Canada under the Foreign Extraterritorial Measures Act (Canada) or by the Competition Tribunal under the Competition Act (Canada) in respect of certain judgments, laws and directives having effect on competition in Canada; (b) the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory or penal laws or other laws of a public nature; (c) the action to enforce such judgment is commenced within applicable limitation periods, except that under the Currency Act (Canada), a Canadian Court may only give judgment in Canadian dollars; (d) a court rendering such judgment had jurisdiction over the [Guarantor]* [Issuer]** as recognized by the courts of the Province of Alberta (in such counsel's opinion, submission under the provisions of the Indenture, the Underwriting Agreement and the Securities to the jurisdiction of a New York Court will be sufficient for this purpose) and the [Guarantor]* [Issuer] ** was properly served in the action leading to such judgment; and (e) no new admissible evidence relevant to the action is discovered prior to rendering of judgment by the court in the Province of Alberta. Based on the facts of which such counsel is aware, in such counsel's opinion, there are no reasons under the laws of the Province of Alberta or the federal laws of Canada applicable therein for avoiding recognition of judgments of a New York Court under the Indenture, the Underwriting Agreement or the Securities based on public policy, as that term is applied by a Canadian Court;

          (xx) the [Guarantor]* [Issuer]** is a "reporting issuer" not in default under the Securities Act (Alberta); (xx) the [Guarantor]* [Issuer]** is eligible to file a short form prospectus with the Reviewing Authority in respect of the Securities and to use the shelf procedures as described in National Instrument 44-102;

          (xxi) the Indenture and the issuance of the Securities thereunder are subject to and comply with the CBCA except that an exemption order has been obtained under subsection 82(3) of the CBCA to exempt the Indenture from the application of Part VIII of the CBCA, including to permit a non-Canadian trust company to act as trustee under the Indenture; and no registration, filing or recording of the Indenture under the laws of the Province of Alberta or the federal laws of Canada applicable therein is necessary in order to preserve or protect the validity or enforceability of the Indenture or the Securities issued thereunder;

          (xxii) the [Guarantor]* [Issuer]** has all requisite corporate power and authority to execute, deliver and perform its obligations under the Underwriting Agreement, the Securities and the Indenture;

          (xxiii) the forms of definitive global security representing the Securities has been duly approved and adopted by the [Guarantor]* [Issuer]**;

          (xxiv) the statements included or incorporated by reference in the Registration Statement under the heading "Indemnification" insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

          (xxv) there are no reports or other information that in accordance with the requirements of the Reviewing Authority must be made publicly available in connection with the offering of the Underwritten Securities that have not been made publicly available as required, and there are no documents required to be filed with the Reviewing Authority in connection with the Canadian Prospectus that have not been filed as required;

          (xxvi) the Canadian Prospectus has been filed with the Reviewing Authority in the manner and within the time period required by the Shelf Procedures;

        Such Canadian counsel may limit their opinion to the laws of the Province of Alberta and the federal laws of Canada applicable therein.

        (d)   The Representatives shall have received from Paul, Weiss, Rifkind, Wharton & Garrison LLP, U.S. counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Indenture, the Registration Statement, the U.S. Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and Parent shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

        (e)   The Issuer and the Guarantor shall have furnished to the Representatives a certificate of the Issuer and the Guarantor, reasonably satisfactory to the Representatives, signed by a senior executive officer and the principal financial or accounting officer of Parent, dated the Closing Date, to the effect that:

          (i)    the signers of such certificate have carefully examined the Registration Statement, the Canadian Prospectus and the U.S. Prospectus, any supplements to the Canadian Prospectus and the U.S. Prospectus and the Underwriting Agreement;

          (ii)   the representations and warranties of the Issuer and the Guarantor in the Underwriting Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Issuer and the Guarantor have complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied pursuant to the Underwriting Agreement at or prior to the Closing Date;

          (iii)  no stop order suspending the effectiveness of the Registration Statement or stop order preventing or suspending the use of any prospectus relating to the Underwritten Securities has been issued and no proceedings for that purpose have been instituted or, to the Issuer's or the Guarantor's knowledge, threatened by the Reviewing Authority or the Commission; and

          (iv)  since the date of the most recent financial statements included or incorporated by reference in the Canadian Prospectus and the U.S. Prospectus, there has been no Material Adverse Change, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented.

        (f)    No order having the effect of ceasing or suspending the distribution of or the trading in the securities of Parent shall have been issued by the Reviewing Authority or any stock exchange and no proceedings for that purpose shall have been issued by the Reviewing Authority or any stock exchange and any request for additional information shall have been complied with.

        (g)   No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted by the Commission and any request for additional information shall have been complied with.

        (h)   Deloitte & Touche LLP, the independent chartered accountants of Parent, shall have delivered to the Representatives, at the Execution Time and at the Closing Date, letters dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter or letters for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information, in each case with respect only to the fiscal year ended December 31, 2003, contained in the Registration Statement, the U.S. Prospectus and the Canadian Prospectus.

        (i)    Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement and the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (h) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), earnings, business or properties of Parent and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Canadian Prospectus and the U.S. Prospectus, in each case as amended or supplemented, the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement and the Canadian Prospectus and the U.S. Prospectus.

        (j)    Subsequent to the Execution Time, there shall not have been any downgrading in the rating of any of Parent's securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice received by Parent of any intended downgrading in any such rating or of any review for a possible change in any such rating that does not indicate the direction of the possible change or indicates a possible downgrading in any such rating.

        (k)   The Issuer and the Guarantor shall have complied with the provisions of Section 4(d) hereof with respect to the furnishing of prospectuses.

        (l)    Prior to the Closing Date, the Issuer and the Guarantor shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

        If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in the Underwriting Agreement, all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Issuer and the Guarantor in writing or by telephone or facsimile confirmed in writing.

        The documents required to be delivered by this Section 5 shall be delivered at the office of Fraser Milner Casgrain LLP, counsel for Parent, at 30th Floor, Fifth Avenue Place, 237 - 4th Avenue S.W., Calgary, Alberta T2P 4X7, on the Closing Date or such other place as the Representatives, the Issuer and the Guarantor shall agree.

        6.    Reimbursement of Underwriters' Expenses.    If the sale of the Underwritten Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Issuer or the Guarantor to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Issuer or the Guarantor will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses approved in writing by the Representatives (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Underwritten Securities, but neither the Issuer nor the Guarantor shall be under any further obligation or liability to any Underwriter in respect of any Underwritten Securities except as provided in Section 4(h) and Section 7 hereof.

        7.    Indemnity.

        (a)   The Issuer and the Guarantor will, jointly and severally, indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which such Underwriter or such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

          (i)    any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement as originally filed, any Preliminary Prospectus, the Canadian Prospectus and the U.S. Prospectus, or in all cases any amendment thereof or supplement thereto, or

          (ii)   the omission or alleged omission to state in the Registration Statement as originally filed, any Preliminary Prospectus, the Canadian Prospectus and the U.S. Prospectus, or in all cases any amendment thereof or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Registration Statement) or not misleading in light of the circumstances in which they were made (in the case of the Canadian Prospectus and the U.S. Prospectus), and will reimburse, as incurred, each such indemnified party for any legal or other costs or expenses reasonably incurred by it in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, that neither the Issuer nor the Guarantor will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement as originally filed, any Preliminary Prospectus, the Canadian Prospectus and the U.S. Prospectus, or in all cases any amendment thereof or supplement thereto, in reliance upon and in conformity with written information furnished to the Issuer or the Guarantor by such Underwriter through the Representatives specifically for use therein. The indemnity provided for in this Section 7 shall be in addition to any liability which the Issuer and the Guarantor may otherwise have. The Issuer and the Guarantor will not, without the prior written consent of the Representatives, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any such Representative or any person who controls any such Representative is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of all of the Underwriters and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

        (b)   Each Underwriter, severally and not jointly, will indemnify and hold harmless the Issuer and the Guarantor, each of its directors and officers and each person, if any, who controls the Issuer and the Guarantor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which the Issuer and the Guarantor or any such director, officer or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement as originally filed, any Preliminary Prospectus, the Canadian Prospectus and the U.S. Prospectus, or in all cases any amendment thereof or supplement thereto or (ii) the omission or the alleged omission to state in the Registration Statement as originally filed, any Preliminary Prospectus, the Canadian Prospectus and the U.S. Prospectus, or in all cases any amendment thereof or supplement thereto, a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Registration Statement) or not misleading in light of the circumstances in which they were made (in the case of the Canadian Prospectus and the U.S. Prospectus), in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer or the Guarantor by such Underwriter through the Representatives specifically for use therein, and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by the Issuer and the Guarantor or any such director, officer or controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or any action in respect thereof. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The indemnity provided for in this Section 7 shall be in addition to any liability which the Underwriters may otherwise have. No Underwriter will, without the prior written consent of Parent, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought under this Section 7(b) (whether or not Parent or any person who controls Parent is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of Parent and such controlling persons from all liability arising out of such claim, action, suit or proceeding.

        (c)   In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) of this Section 7, such person (for purposes of this paragraph (c), the "indemnified party") shall, promptly after receipt by such party of notice of the commencement of such action, notify the person against whom such indemnity may be sought (for purposes of this paragraph (c), the "indemnifying party"), but the omission or delay so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party hereunder, except to the extent such omission or delay resulted in the incurrence of additional liability or the forfeiture of substantial defenses, or otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded upon the advice of counsel that there may be one or more legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense of any such action and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated in writing by the Representatives in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action or actions), or (ii) the indemnifying party does not promptly retain counsel satisfactory to the indemnified party, or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. All fees and expenses reimbursed pursuant to this paragraph (c) shall be reimbursed as they are incurred. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party.

        (d)   In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 7 is unavailable or insufficient, for any reason, to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Underwritten Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Issuer and the Guarantor on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering of the Underwritten Securities (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by the Underwriters, in each case as set forth in any Preliminary Prospectus, the Canadian Prospectus and the U.S. Prospectus, or in all cases any amendment thereof or supplement thereto. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantor, on the one hand, and the Underwriters, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Issuer, the Guarantor and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to above in this paragraph (d). Notwithstanding any other provision of this paragraph (d), no Underwriter shall be obligated to make contributions hereunder that in the aggregate exceed the amount by which the total discounts and commissions received by such Underwriter in respect of the initial offering and sale of the Underwritten Securities to which such contributions relate, less the aggregate amount of any damages that such Underwriter has otherwise been required to pay in respect of the same or any substantially similar claim, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute hereunder are several in proportion to their respective principal amount of Underwritten Securities they have purchased hereunder, and not joint. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each director of Parent, each officer of Parent and PCF and each person, if any, who controls Parent or PCF within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as Parent and PCF.

        8.    Default by an Underwriter.    If any one or more Underwriters shall fail to purchase and pay for any of the Underwritten Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under the Underwriting Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the principal amount of Underwritten Securities set forth opposite their names in the Underwriting Agreement bears to the aggregate principal amount of Underwritten Securities set forth opposite the names of all the remaining Underwriters) the Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate principal amount of Underwritten Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate principal amount of Underwritten Securities set forth in the Underwriting Agreement, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Underwritten Securities, and if such nondefaulting Underwriters do not purchase all the Underwritten Securities, the Underwriting Agreement will terminate without liability to any nondefaulting Underwriter, the Issuer or the Guarantor. In the event of a default by any Underwriter as set forth in this Section 8, unless the Underwriting Agreement is terminated in accordance with the immediately preceding sentence, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement, the Canadian Prospectus and the U.S. Prospectus or in any other documents or arrangements may be effected. Nothing contained in the Underwriting Agreement shall relieve any defaulting Underwriter of its liability, if any, to Parent, PCF and any nondefaulting Underwriter for damages occasioned by its default hereunder.

        9.    Termination.    Each Underwriting Agreement shall be subject to termination in the sole discretion of the Representatives by notice to the Issuer or the Guarantor given prior to the Closing Date in the event that the Issuer or the Guarantor shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date, (a) trading in securities generally on the New York Stock Exchange or the Toronto Stock Exchange shall have been suspended or materially limited or minimum or maximum prices shall have been established by or on, as the case may be, the Commission, the Reviewing Authority, the New York Stock Exchange or the Toronto Stock Exchange; (b) trading of any securities of Parent shall have been suspended on the New York Stock Exchange or the Toronto Stock Exchange; (c) a general moratorium on commercial banking activities shall have been declared by appropriate authorities in the United States, Canada or New York State; (d) there shall have occurred (i) an outbreak or escalation of hostilities between the United States and any foreign power, (ii) an outbreak or escalation of any other insurrection or armed conflict involving the United States, or (iii) any other calamity or crisis or materially adverse change in general economic, political or financial conditions having an effect on the U.S. financial markets that, in the sole judgment of the Representatives, makes it impractical or inadvisable to proceed with the offering or the delivery of the Underwritten Securities as contemplated by the Canadian Prospectus and the U.S. Prospectus, or in all cases any amendment thereof or supplement thereto; or (e) the Issuer, the Guarantor or any of their subsidiaries shall have, in the sole judgment of the Representatives, sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, or there shall have been any Material Adverse Change except in each case as described in or contemplated by the Canadian Prospectus and the U.S. Prospectus (exclusive of any amendment thereof or supplement thereto subsequent to the Execution Time). Termination of the Underwriting Agreement pursuant to this Section 9 shall be without liability of any party to any other party except for the liability of the Issuer and the Guarantor in relation to expenses as provided in Section 6 hereof, the indemnity provided in Section 7 hereof and any liability arising before or in relation to such termination.

        10.    Representations and Indemnities to Survive.    The respective agreements, representations, warranties, indemnities and other statements of the Issuer, the Guarantor and the Underwriters set forth in or made pursuant to the Underwriting Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Issuer or the Guarantor or any of the officers, directors, employees, agents or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Underwritten Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of the Underwriting Agreement.

        11.    Notices.    In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters of the applicable Underwritten Securities, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by a Representative. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Representatives as set out in the applicable Terms Agreement; or, if sent to the Issuer or the Guarantor, will be mailed, delivered or faxed to Petro-Canada at (403) 296-4990 and confirmed to it at P.O. Box 2844, 150 - 6th Avenue S.W., Calgary, Alberta, Canada T2P 3E3, attention of the Chief Financial Officer, with the Legal Services Department copied on any such communications.

        12.    Successors.    This Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder. No purchaser of any Underwritten Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

        13.    Submission to Jurisdiction; Agent for Service; Waiver of Immunities.    Parent and PCF irrevocably (i) agree that any legal suit, action or proceeding against Parent or PCF brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon the Underwriting Agreement or the transactions contemplated thereby may be instituted in any New York Court, (ii) waive, to the fullest extent they may effectively do so, any objection which they may now or hereafter have to the laying of venue of any such proceeding and (iii) submit to the non-exclusive jurisdiction of such courts in any such suit, action or proceeding. Parent and PCF have appointed CT Corporation System, New York, New York, as authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on the Underwriting Agreement or the transactions contemplated thereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consent to the jurisdiction of any such court in respect of any such action, and waive any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Parent and PCF represent and warrant that the Authorized Agent has agreed to act as such agent for service of process and agree to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to Parent or PCF shall be deemed, in every respect, effective service of process upon Parent and PCF.

        14.    Judgment Currency.    The obligation of the Issuer and the Guarantor in respect of any sum due to any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first Business Day following receipt by such Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such Underwriter hereunder, the Issuer and the Guarantor agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter on a joint and several basis against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter hereunder, such Underwriter agrees to pay to Parent an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter hereunder.

        15.    Applicable Law.    THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS.

        16.    Counterparts.    The Underwriting Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

        17.    Headings.    The section headings used herein are for convenience only and shall not affect the construction hereof.

Annex I

TERMS AGREEMENT

[Representative(s)]
As Representatives of the several
    Underwriters named in Schedule I hereto,
c/o [Address]

                        , 200

Ladies and Gentlemen:

        [Petro-Canada, a Canadian corporation (the "Parent")][PCF, a Delaware partnership ("PCF")], proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement Basic Provisions, dated                        , 200            , (the "Basic Provisions"), to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). The Basic Provisions are incorporated herein by reference in their entirety, and shall be deemed to be a part of this agreement (the "Terms Agreement" and, together with the Basic Provisions, the "Underwriting Agreement") to the same extent as if such Basic Provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty which refers to the Canadian Prospectus or the U.S. Prospectus in Section 1 of the Basic Provisions shall be deemed to be a representation or warranty as of the date of the Basic Provisions in relation to the Canadian Prospectus or the U.S. Prospectus (as therein defined), and also a representation and warranty as of the date of this Underwriting Agreement in relation to the Canadian Prospectus or the U.S. Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Underwriting Agreement. Each reference to the Representatives herein and in the provisions of the Basic Provisions so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Basic Provisions are used herein as therein defined. The Representatives designated to act on behalf of each of the Underwriters of the Designated Securities and the address of the Representatives are set forth at the end of Schedule II hereto.

        An amendment to the Registration Statement, or a supplement to the U.S. Prospectus, and a supplement to the Canadian Prospectus, respectively, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission and the Reviewing Authority.

        Subject to the terms and conditions set forth herein and in the Basic Provisions incorporated herein by reference, [Parent][PCF] agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the [Parent][PCF], at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

        If the foregoing is in accordance with your understanding, please sign and return to us, one for [each of] Parent[, PCF] and each of the Representatives plus one for each counsel, counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Basic Provisions incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and Parent [and PCF]. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to Parent [and PCF] for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.

Very truly yours,
PETRO-CANADA
	By:	Name: Title:
	By:	Name: Title:
	By:	Name: Title:
[PC FINANCIAL PARTNERSHIP by its managing general partner, Petro-Canada]
	By:	Name: Title:
Accepted as of the date hereof:
[Representative(s)]
On behalf of each of the Underwriters	By:	Name: Title:
	By:	Name: Title:

SCHEDULE I

Underwriter	Principal Amount of Designated Securities to be Purchased
[Representative(s)]	$
[Names of other Underwriters]

Total	$

SCHEDULE II

Issuer:

[Guaranteed by:                        ]

Title of Designated Securities:

      [            %][Floating Rate][Zero Coupon][Notes]
        [Debentures] due                        ,

Aggregate principal amount:

            [$                        ]

Price to Public:

              % of the principal amount of the Designated Securities, plus accrued interest[, if any,] from                        to                         [and accrued amortization[, if any,] from                        to                         ]

Purchase Price by Underwriters:

              % of the principal amount of the Designated Securities, plus accrued interest from                        to                         [and accrued amortization[, if any,] from                        to                         ]

Form of Designated Securities:

  [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC or its agent.]

  [Definitive form, to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [the Representatives]]

Specified funds for payment of purchase price:

        Federal (same-day) funds

Time of Delivery:

                    a.m. (New York City time),                        , 20

Indenture:

        Indenture dated                        , 200            , between Parent, PCF and The Bank of New York, as Trustee

Maturity:

Interest Rate:

        [            %][Zero Coupon][See Floating Rate Provisions]

Interest Payment Dates:

        [months and dates, commencing                        , 20            ]

Redemption Provisions:

        [No provisions for redemption]

  [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of Issuer, in the amount of [$            ] or an integral multiple thereof,

  [on or after                        , at the following redemption prices (expressed in percentages of principal amount). If [redeemed on or before                         ,            %, and if] redeemed during the 12-month period beginning                        ,

Year	Redemption Price
and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]
[on any interest payment date falling on or after , at the election of Issuer, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]
[Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]
[Restriction on refunding]

Sinking Fund Provisions:

  [No sinking fund provisions]

  [The Designated Securities are entitled to the benefit of a sinking fund to retire [$                        ] principal amount of Designated Securities on                        in each of the years                        through                         at 100% of their principal amount plus accrued interest[, together with [cumulative] [noncumulative] redemptions at the option of Issuer to retire an additional [$                        ] principal amount of Designated Securities in the years                        through                         at 100% of their principal amount plus accrued interest.]

  [If Designated Securities are extendable debt securities, insert —

Extendable provisions:

  Designated Securities are repayable on                        [insert date and years], at the option of the holder, at their principal amount with accrued interest. The initial annual interest rate will be            %, and thereafter the annual interest rate will be adjusted on                        and                         to a rate not less than     % of the effective annual interest rate on U.S. Treasury obligations with            -year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

  [If Designated Securities are floating rate debt securities, insert —

Floating rate provisions:

  Initial annual interest rate will be            % through                        [and thereafter will be adjusted [monthly] [on each            ,            ,             and            ] [to an annual rate of    % above the average rate for            -year [month] [securities][certificates of deposit] issued by                        and                         [insert names of banks].] [and the annual interest rate [thereafter] [from                        through                         ] will be the interest yield equivalent of the weekly average per annum market discount rate for            -month Treasury bills plus    % of Interest Differential (the excess, if any, of (i) the then current weekly average per annum secondary market yield for            -month certificates of deposit over (ii) the then current interest yield equivalent of the weekly average per annum market discount rate for            -month Treasury bills); [from                        and thereafter the rate will be the then current interest yield equivalent plus             % of Interest Differential].]

Defeasance provisions:

Closing location for delivery of Designated Securities:

Names and addresses of Representatives:

        Designated Representatives:

        Address for Notices:

        [Other Terms]*:

*
A description of particular tax, accounting or other unusual features (such as the addition of event risk provisions) of the Designated Securities should be set forth, or referenced to an attached and accompanying description, if necessary, to ensure agreement as to the terms of the Designated Securities to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

Annex II

Petro-Canada Energy North Sea Limited
Petro-Canada UK Limited
Petro-Canada Oil & Gas Partnership
Petro-Canada Hibernia Partnership
Petro-Canada Terra Nova Partnership
Petro-Canada Oil (North Africa) GmbH

QuickLinks

  Exhibit 2.1